Exhibit 99.2

Q1 2023 Financial Results As of March 31, 2023 | Reported on May 4, 2023 The Joint Corp. | NASDAQ: JYNT | thejoint.com

2 © 2023 The Joint Corp. All Rights Reserved. Safe Harbor Statements Certain statements contained in this presentation are "forward - looking statements” about future events and expectations. Forward - looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account th e information currently available to us. These statements are not statements of historical fact. Forward - looking statements involve risks and uncertainties that may cause our actual results to d iffer materially from the expectations of future results we express or imply in any forward - looking statements, and you should not place undue reliance on such statements. Factors that could contribu te to these differences include, our inability to identify and recruit enough qualified chiropractors and other personnel to staff our clinics, due in part to the nationwide labor shortage , a nd an increase in operating expenses due to measures we may need to take to address such shortage, inflation, exacerbated by COVID - 19 and the current war in Ukraine, which has increased our cos ts and which could otherwise negatively impact our business, the potential for further disruption to our operations and the unpredictable impact on our business of the COVID - 19 outbreak and outbreaks of other contagious diseases, our failure to develop or acquire company - owned or managed clinics as rapidly as we intend, our failure to profitably operate company - owned or managed clinics, short - selling strategies and negative opinions posted on the internet which could drive down the market price of our common stock and result in class action lawsuits, our f ail ure to remediate future material weaknesses in our internal control over financial reporting, which could negatively impact our ability to accurately report our financial results, preve nt fraud, or maintain investor confidence, and other factors described in our filings with the SEC, including in the section entitled “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31, 2022 filed with the SEC on March 10, 2023 and subsequently - filed current and quarterly reports. Words such as, "anticipates," "believes," "continues," "estimates," "expects," "goal," "objectives," "intends," "may," "opportunity," "plans," "potential," "near - term," "long - term," "projections," "assumptions," "projects," "guidance," "forecasts," "outlook," "target," "trends," "sho uld," "could," "would," "will," and similar expressions are intended to identify such forward - looking statements. We qualify any forward - looking statements entirely by these cautionary factors. We ass ume no obligation to update or revise any forward - looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these for war d - looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indi cat ions of future performance, unless expressed as such, and should only be viewed as historical data. Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, D ist rict of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washington, Wes t V irginia and Wyoming, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices.

Three Enterprise Initiatives to Advance Growth 3 Forging the Chiropractic Dream Accelerating the Pace of Clinic Growth Harnessing the Power of Our Data © 2023 The Joint Corp. All Rights Reserved.

Building upon Foundation for Growth 4 © 2022 The Joint Corp. All Rights Reserved. 1 Comparable sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinics that have permanently closed. 2 Other income in Q1 2023 include net employee retention credits of $3.9 million. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. 4 © 2023 The Joint Corp. All Rights Reserved. 17 % Increase in system - wide sales Q1 2023 over Q1 2022 8% In crease in comp sales 1 for all clinics >13 months in operation Q1 2023 over Q1 2022 1% In crease in comp sales 1 for all clinics >48 months in operation Q1 2023 over Q1 2022 Q1 2022 Q1 2023 $22.4M $28.5M Revenue $176K $678K Operating Loss $(16)K $3.8M Other Income/(Expense) 2 $(206)K $2.3M Net Income/(Loss) $1.8M $2.0M Adjusted EBITDA 3 Unrestricted cash $14.8M at Mar. 31, 2023, compared to $9.7 M at Dec. 31, 2022

© 2023 The Joint Corp. All Rights Reserved. 5 33 New Clinics in Q1 2023, Up from 31 in Q1 2022 Q1 2022 Q1 2023 22 17 Franchise Licenses Sold 27 29 Total New Franchised Clinics Opened 4 4 Greenfield Clinics Opened 0 0 Franchised Clinics Acquired 278 218 Clinics in Development 12 26 82 175 242 265 309 352 394 453 515 610 712 740 4 47 61 47 48 60 64 96 126 130 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Mar. 31, 2023 TOTAL CLINICS OPEN Franchise Company Owned/Managed

RD territories cover 55% of Metropolitan Statistical Areas (MSAs) as of Dec. 31, 2022 69% of clinics supported by 18 RDs as of Dec. 31, 2022 67% sold by Regional Developers in 2022 37 99 126 121 156 75 17 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Mar. 31, 2023 616 715 841 962 1118 1193 1210 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Mar. 31, 2023 112 155 204 253 283 235 218 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Mar. 31, 2023 Pipeline for Growth © 2022 The Joint Corp. All Rights Reserved. 6 1 Of the 1,210 franchise licenses sold as of March 31, 2023, 218 are in active development, 740 are currently operating and the balance represents terminated/closed licenses. Gross Cumulative Franchise Licenses Sold 1 Franchise Licenses Sold Annually Clinics in Active Development 1 © 2023 The Joint Corp. All Rights Reserved.

Enhancing Marketing Programs “Love The Joint ” S ocial C ampaign Sweepstakes • 14,900+ entries and comments • 20,000+ likes • 13,000+ new followers Annual New Patient Contest • Promote $29 new patient offer • 19% new patient increase in March over prior three - month average 7 © 2023 The Joint Corp. All Rights Reserved.

Q1 2023 Financial Results 8 Differences Q1 2022 Q1 2023 $ in M 1 27% 36% 15% $6.0 4.5 1.5 $22.4 12.6 9.8 $28.5 17.1 11.3 Revenue • Corporate clinics • Franchise fees 8% 0.3 2.3 2.6 Cost of revenue 27% 0.9 3.3 4.1 Sales and marketing 44% 0.7 1.6 2.3 Depreciation and amortization 30% 4.5 15.4 19.9 G&A NA (0.5) (0.2) (0.7) Operating loss NA 3.8 0.0 3.8 Other income / (expense) NA 0.8 0.0 0.8 Tax expense NA 2.1 (0.2) 2.3 Net Income 13% 0.2 1.8 2.0 Adj. EBITDA 2 1 Due to rounding, numbers may not add up precisely to the totals. 2 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. © 2023 The Joint Corp. All Rights Reserved.

1 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the appendix. | 2 Historically, company - owned or managed clinic openings included a combination of both greenfields and acquisitions. The company will continue to acquire previously franchi s ed clinics. However, as these transactions are opportunistic, management will no longer include the acquired clinic estimate in guidance. To provide greater clarity, the 2023 company - owned or managed guidance includes greenfield clinic openings only. Reiterating 2023 Financial Guidance 9 2023 High Guidance 2023 Low Guidance 2022 Actual $ in M $128.0 $123.0 $101.9 Revenues $14.0 $12.5 $11.5 Adjusted EBITDA 1 120 100 121 New Franchised Clinic Openings 12 8 16 New Greenfield Clinics 2 © 2023 The Joint Corp. All Rights Reserved.

$8.1 $22.3 $46.2 $70.1 $98.6 $126.9 $165.1 $220.3 $260.0 $361.1 $435.3 $115.4 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 Leading Market Growth People will continue to seek more noninvasive, holistic ways to manage their pain. We’ll be there to treat them. The Joint Corp. 12 - yr. CAGR 62% 1 vs. Industry 5 - yr. CAGR 5.1% 2 1 For the period ended Dec. 31, 2022 2 March 2023 Kentley Insights Chiropractic Care Market Research Report 10 © 2023 The Joint Corp. All Rights Reserved. System - wide Sales ($ in M) 62% CAGR 1 (2010 - 2022)

Driving Long - term Shareholder Value 11 © 2023 The Joint Corp. All Rights Reserved. The most powerful brand - building tool is our storefronts .

Performance Metrics and Non - GAAP Measures 12 This presentation includes commonly discussed performance metrics. System - wide sales include sales at all clinics, whether operated by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in under sta nding the company’s financial performance, because these sales are the basis on which the company calculates and records royalty fees and are indicative of th e financial health of the franchisee base. Comp sales include the sales from both company - owned or managed clinics and franchised clinics that in each case have been open at least 13 full months and exclude any clinics that have closed. This presentation includes non - GAAP financial measures. EBITDA and Adjusted EBITDA are presented because they are important measures used by manag ement to assess financial performance, as management believes they provide a more transparent view of the Company’s underlying operating performance and operating trends than GAAP measures alone. Reconciliations of net loss to EBITDA and Adjusted EBITDA are presented where applicable. The Company defines EB ITDA as net income/(loss) before net interest, tax expense, depreciation, and amortization expenses. The Company defines Adjusted EBITDA as EBITDA before acquisit ion - related expenses, bargain purchase net gain, gain/(loss) on disposition or impairment, stock - based compensation expenses and employee retention credits. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operat ion s, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are frequently used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the Company’s financial statements filed with the SEC. © 2023 The Joint Corp. All Rights Reserved.

Q1 2023 Segment Results as of Mar. 31, 2023 13 2023 Q1 © 2022 The Joint Corp. All Rights Reserved. $ in 000s © 2023 The Joint Corp. All Rights Reserved.

GAAP – Non - GAAP Reconciliation 14 $ in 000s © 2023 The Joint Corp. All Rights Reserved.

Jake Singleton, CFO jake.singleton@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245 - 5960 https://www.facebook.com/thejointchiro @ thejointchiro https://twitter.com/thejointchiro @ thejointchiro https://www.youtube.com/thejointcorp @ thejointcorp Peter D. Holt, President & CEO peter.holt@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245 - 5960 Kirsten Chapman, LHA Investor Relations thejoint@lhai.com LHA Investor Relations | 50 California Street, Suite 1500 | San Francisco, CA 94111| (415) 433 - 3777 Contact Information 15 © 2023 The Joint Corp. All Rights Reserved.